Exhibit 99.2

 Discussion Materials  April 30, 2020

 Confidentiality and Disclaimer  These materials have been prepared by Jason Incorporated (“Jason” or the “Company”) solely for informational purposes. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You and your directors, officers, employees, agents, and affiliates must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute, or disclose it to any other person, or refer to it publicly, in whole or in part, at any time except in accordance with the terms of an executed confidentiality agreement (a “Confidentiality Agreement”) between you and the Company. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This document is being shared per the terms of the Confidentiality Agreement.The information contained herein includes certain statements, estimates, and projections with respect to the Company’s anticipated future performance and potential industry trends. Such statements, estimates, and projections reflect various assumptions concerning anticipated results and industry trends, which assumptions may or may not prove to be correct. Actual results and trends may vary materially and adversely from the projections contained herein. The Company undertakes no obligation or responsibility to update any of the information contained in this document. Past performance does not guarantee or predict future performance.This document and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity, or instrument or related derivative. We recommend that the recipient seek independent third party legal, regulatory, accounting, and tax advice regarding the contents of this document. This document contains material non-public information concerning the Company and/or its affiliates. You and your directors, officers, employees, agents, and affiliates must only use such information in accordance with the Confidentiality Agreement, your compliance policies and procedures, and applicable laws and regulations.  2

 Financial Projections: Osborn  Section 1  Financial Projections: Osborn  Section 2  Financial Projections: Milsco   Section 3  Financial Projections: Consolidated

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

2020P Financial Summary

COMMENTARY

- Adjusted EBITDA margins will return to Q1 levels, as volumes increase to more "normal" run rates in Q4
- SG&A and fixed overhead are driving negative adjusted EBITDA in Q2 despite the impact of furloughs and salary reductions
- Cash flow is negatively impacted in Q2 due to lower adjusted EBITDA; the Q3 and Q4 cash flows will be a direct result of higher volumes.
- Anticipated capital expenditures include $2.8M of maintenance capital and $2.9M of projects to which the business has already committed and has assume a direct benefit in the forecast (e.g. Schaffner facility consolidation and investments in automation)

REVENUE

($ in millions)


$48.4
$30.0
$44.4
$46.1
$168.9
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$4.2
9%
($2.6)
(9%)
$3.5
8%
$4.2
9%
$9.3
6%
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

FCF & CONVERSION[2] (%)

($ in millions)


$2.5
59%
($4.3)
NM
$2.2
61%
$3.2
76%
$3.5
37%
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA

4

 A  C  B  E  D  2019A to 2020P EBITDA Bridge  5  ADJUSTED EBITDA BRIDGE – 2019A TO 2020P    ($ in millions)  10.4% Margin  5.5% Margin

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

2021P Financial Summary

COMMENTARY

- Recovery from post-pandemic recession begins in 2H20 continuing throughout 2021, with business returning to pre-pandemic industrial demand environment in late 2021 entering 2022; see page 14 for additional revenue assumptions
- Higher volumes from improved market demand contribute $28M of revenue and $13M of EBITDA in 2021 compared with 2020
- Adj. EBITDA margins recover with improved absorption from higher volumes on fixed overheads and operational efficiency gains, adding a combined $4.1M of EBITDA in 2021
- Acquisition synergies from 2020 plant consolidations contribute $0.4M of EBITDA in 2021
- Assumes a return to normal salary rates and no furloughs in 2021
- Capital expenditures in 2021 of $6.0M assumed in-line with long-term historical average of 3.0% of sales, comprised of ~2% of maintenance capital and 1% of investment in cost reduction/automation

REVENUE

($ in millions)


$48.8
$53.3
$51.4
$47.2
$200.7
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$5.5
$7.3
$6.7
$5.1
$24.6
11%
14%
13%
11%
12%
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

FCF & CONVERSION[2] (%)

($ in millions)


$4.0
$5.8
$5.2
$3.6
$18.5
73%
79%
77%
70%
75%
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA

6

 2021P Revenue Assumptions  7

 2020P to 2021P EBITDA Bridge  8  ADJUSTED EBITDA BRIDGE – 2020P TO 2021P    ($ in millions)    Volume  5.5% Margin  12.2% Margin

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

Projected Financial Summary

JASON

COMMENTARY

- Recovery from post-pandemic recession begins in 2H20 continuing throughout 2021, with business returning to pre-pandemic industrial demand environment in late 2021 entering 2022
- Sales in 2020 include approximately $10M in acquired revenue (Schaffner & Matchless) vs. 2019
- Growth in 2023 to 2024 assumes 2% market growth, 1% pricing, and 0.5% – 1% growth from share gains
- Adj. EBITDA margin expansion also resulting from streamlined back office and shared services in Europe and headcount reductions actioned in 2019 and 2020
- Management annual incentive plan expense included at 20% achievement in 2020, restored to 100% in 2021 and thereafter
- Capital expenditures assumed at 3% of sales, focused on facility consolidation and automation activities in addition to standard maintenance. Investment paybacks are typically two years or less

REVENUE

($ in millions)


CAGR: 2.6%
$201.5
$168.9
$200.7
$212.5
$221.7
$229.3
2019A
2020P
2021P
2022P
2023P
2024P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$20.9
$9.3
$24.6
$29.6
$33.1
$36.0
10%
6%
12%
14%
15%
16%
2019A
2020P
2021P
2022P
2023P
2024P

FCF & CONVERSION[2] (%)

($ in millions)


$14.3
$3.5
$18.5
$23.2
$26.5
$29.1
69%
37%
75%
78%
80%
81%
2019A
2020P
2021P
2022P
2023P
2024P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA osborn

9

 Financial Projections: Milsco  Section 1  Financial Projections: Osborn  Section 2  Financial Projections: Milsco   Section 3  Financial Projections: Consolidated

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

2020P Financial Summary

JASON

COMMENTARY

- Volume impact of COVID-19 has been rolled through to the end of the year with lessening market declines assumed progressing through the end of the year
- The assumed volume level for the last 9 months of the year result in a nearly break-even operation in adjusted EBITDA due to our current operational structure
- Cash flow is constrained during the last 9 months of the year resulting from lower profitability as we manage our receivables and inventory down to be in line with lower production levels
- Anticipated capital expenditures for the last 9 months include the replacement of a line of $3.3M in the Thomson, GA plant as well as ongoing capital needs to support the business of $2.9M ($1.0M of which is already committed). Ongoing business capital needs were reduced from the previous forecast by $1.6M to reflect the lower anticipated volumes and deferred purchasing into 2021.

REVENUE

($ in millions)


$35.6
$22.2
$22.5
$25.2
$105.4
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$4.4
12%
($0.2)
(1%)
$0.1
0%
$1.1
4%
$5.4
5%
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

FCF & CONVERSION[2] (%)

($ in millions)


$4.2
94%
($1.2)
NM
($1.7)
NM
($1.2)
NM
$0.1
2%
Q1 2020A
Q2 2020P
Q3 2020P
Q4 2020P
FY 2020P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA milsco
11

 2019A to 2020P EBITDA Bridge  ($ in millions)  12  ADJUSTED EBITDA BRIDGE – 2019A TO 2020P    11.1% Margin  5.2% Margin

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

2021P Financial Summary

COMMENTARY

- Higher turf care season in Q1 creates increased seasonality in 1H 2021; see page 14 for additional revenue assumptions
- Adj. EBITDA margins recover with improved operating leverage from higher volumes on fixed overheads and operational efficiency gains
- Anticipated capital expenditures for the first 9 months of 2021 include the equipment replacements of $6.3M at Thomson, GA plant as well as ongoing capital needs to support the business of $2.0M

REVENUE

($ in millions)


$39.2
$33.8
$25.4
$27.9
$126.3
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$5.6
$3.9
$1.2
$2.0
$12.6
14%
11%
5%
7%
10%
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

FCF & CONVERSION[2] (%)

($ in millions)


$3.2
$1.5
($1.2)
$1.2
$4.6
57%
38%
NM
60%
58%
Q1 2021P
Q2 2021P
Q3 2021P
Q4 2021P
FY 2021P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA

13

 2021P Revenue Assumptions  14

 2020P to 2021P EBITDA Bridge  ($ in millions)  15  ADJUSTED EBITDA BRIDGE – 2020P TO 2021P      Volume  5.2% Margin  10.0% Margin

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

Projected Financial Summary

JASON

COMMENTARY

- Recovery of volume levels to comparable 2019 levels is not expected until 2022 but with a different market mix
- Motorcycle market is not expected to recover significantly from the 2020 levels but instead continue to slowly decline as has been the trend over the past 5 years
- Revenue projections include expected continued success in winning new platforms in both commercial Turf Care and Heavy Industries construction and material handling markets with an expected heavy industry award in 2022 being the most significant
- The projections also include known platform losses and those which are at an end-of-lifecycle with a notable platform going away toward the end of 2021
- Market assumptions beyond 2020 carry the annual trend of down 5-10% in Power Sports, up 2-3% in Turf Care and up 5-8% in Heavy Industries
- Margin projections include the substantial benefits of equipment modernization / replacement
- Continued wage inflation at current 2.5-3% level is assumed after normalization in 2021
- Material inflation is expected to be flat throughout the period
- Management annual incentive plan expense is assumed at a 20% level for 2020 and at 100% for the remaining projected years
- Cash flow is significantly impacted in both 2020 and 2021 with the capital expenditures associated with equipment modernization / replacement and return to normal historical levels thereafter

REVENUE

($ in millions)


CAGR: 2.9%
$136.4
$105.4
$126.3
$136.3
$152.9
$157.1
2019A
2020P
2021P
2022P
2023P
2024P

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$15.1
$5.4
$12.6
$17.2
$21.8
$22.0
11%
5%
10%
13%
14%
14%
2019A
2020P
2021P
2022P
2023P
2024P

FCF & CONVERSION[2] (%)

($ in millions)


$12.7
$0.1
$4.6
$14.2
$18.4
$18.4
84%
2%
37%
82%
84%
84%
2019A
2020P
2021P
2022P
2023P
2024P

1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA milsco 16

 Financial Projections: Consolidated  Section 1  Financial Projections: Osborn  Section 2  Financial Projections: Milsco   Section 3  Financial Projections: Consolidated

 ($ in millions)  ($ in millions)  ($ in millions)  ($ in millions)  Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA  18  REVENUE    ADJ. GROSS PROFIT AND MARGIN (%)    ADJ. EBITDA AND MARGIN (%)    FCF & CONVERSION¹ (%)    2020P Financial Summary

 ($ in millions)  ($ in millions)  ($ in millions)  ($ in millions)  Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA  19  REVENUE    ADJ. GROSS PROFIT AND MARGIN (%)    ADJ. EBITDA AND MARGIN (%)    FCF & CONVERSION¹ (%)    2021P Financial Summary

 ($ in millions)  ($ in millions)  ($ in millions)  ($ in millions)  Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA  20  REVENUE    ADJ. GROSS PROFIT AND MARGIN (%)    ADJ. EBITDA AND MARGIN (%)    FCF & CONVERSION¹ (%)    Projected Financial Summary    CAGR: 2.7%

 2020P Monthly P&L  21

 2020P to 2021P Quarterly P&L  22

 Historical & Projected P&L  Notes: Historical results on an as-reported basis  23

STRICTLY CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT
SUBJECT TO FRE 408 & SIMILAR RULES

Global Cash Forecast – Key Assumptions

JASON

Capital Expenditures	
Osborn	▪ Anticipated capital expenditures include $2.8M of maintenance capital and $2.9M of projects to which the business has already committed and has assume a direct benefit in the forecast (e.g. Schaffner facility consolidation and committed equipment replacements)
Milsco	▪ Anticipated capital expenditures for the last 9 months include the needed replacement of an aged manufacturing a line of $3.3M in the Thomson, GA plant as well as ongoing capital needs to support the business of $2.9M ($1.0M of which is already committed) ▪ Ongoing business capital needs were reduced from the previous forecast by $1.6M to reflect the lower anticipated volumes and deferred purchasing into 2021
Corporate	▪ Forecast includes only minimal required IT maintenance spending
Other	
Changes in Net Working Capital	▪ Inventory controls implemented to lower stocking levels and re-order points. Inventory as percentage of sales negatively impacted in Q2 due to significant sales decline and long-lead time Asian supply chain materials. Inventory days on-hand return to normal levels by Q4 as sales increase and inventory is consumed ▪ Supplier payments restricted to critical suppliers and materials supporting customers with on-going production during sales decline
Restructuring Charges	▪ Cash restructuring costs in business units of $5.7m include severance charges from reductions-in-force in U.S. and Europe, and plant closure and integration costs related to Schaffner plant consolidations (3 plants in U.S.) ▪ Assumes pre-packaged chapter 11 filing in late May, with emergence in late June ▪ Professional fees assumed at $17mm; additional chapter 11 impacts to cash and working capital reflected as temporary during proceeding
Debt	▪ Revolver extension assumed beyond year-end 2020 ▪ Post-emergence capital structure not reflected; PIK interest on US debt assumed for illustrative purposes
Other	▪ All cost reduction actions implemented and included in Q2 forecast would be extended if the recovery in volumes forecasted in the 2H of the year does not materialize, including further salary rate reductions, furloughs, and additional layoffs. These actions likely would not result in incremental cash flows in 2H given an offset from lost contribution margin on lower sales. ▪ Cash flows from Adjusted EBITDA are net of expected government payroll reimbursements in Germany. The Company's application for €3M Germany KfW liquidity support is currently being reviewed by the KfW and is not included in forecasted liquidity until approved. Management continues to pursue government payroll protection and liquidity support where it is available and the Company is eligible. ▪ Cash taxes of $0.4m are net of tax expected refunds in Germany of $0.8m, with the remaining payments generally relating to tax payments for 2019 taxable income in foreign operations. All jurisdictions are being reviewed to defer tax payments.

24

 Global Cash Forecast  25

 2020P Quarterly Balance Sheet  26

 Discussion Materials  March 2020

 Confidentiality and Disclaimer  These materials have been prepared by Jason Incorporated (“Jason” or the “Company”) solely for informational purposes. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment or action whatsoever, with respect to any proposed transaction or otherwise. You and your directors, officers, employees, agents, and affiliates must hold this document and any oral information provided in connection with this document in strict confidence and may not communicate, reproduce, distribute, or disclose it to any other person, or refer to it publicly, in whole or in part, at any time except in accordance with the terms of an executed confidentiality agreement (a “Confidentiality Agreement”) between you and the Company. If you are not the intended recipient of this document, please delete and destroy all copies immediately. This document is being shared per the terms of the Confidentiality Agreement. The information contained herein includes certain statements, estimates, and projections with respect to the Company’s anticipated future performance and potential industry trends. Such statements, estimates, and projections reflect various assumptions concerning anticipated results and industry trends, which assumptions may or may not prove to be correct. No representations or warranties, express or implied, are made as to the accuracy of such statements, estimates, projections, or assumptions. Actual results and trends may vary materially and adversely from the projections contained herein. The Company undertakes no obligation or responsibility to update any of the information contained in this document or correct any inaccuracies contained in this document, whether as a result of becoming aware of such information (new or otherwise), future events or otherwise. Past performance does not guarantee or predict future performance. This document and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity, or instrument or related derivative. We recommend that the recipient seek independent third party legal, regulatory, accounting, and tax advice regarding the contents of this document. To the fullest extent permitted by law, the Company nor any of its respective affiliates, nor any of their respective directors, officers, agents, employees, and advisers, accept any responsibility or liability for any loss, howsoever arising, directly or indirectly, from any use of the information contained herein or otherwise arising in connection with this document. This document contains material non-public information concerning the Company and/or its affiliates. You and your directors, officers, employees, agents, and affiliates must only use such information in accordance with the Confidentiality Agreement, your compliance policies and procedures, and applicable laws and regulations.  2

 Business Update & Executive Summary  Section 1  Business Update & Executive Summary  Section 2  Business OverviewsOsbornMilsco  Section 3  Consolidated Financial Information  Appendix

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Today's Presenters



Brian Kobylinksi, President & CEO, Chairman of the Board of Directors

- Joined Jason in 2016
- Previously served as Executive Vice President, Energy Segment and China for Actuant Corporation, and additionally served as Vice President – Industrial and Energy segments
- University of Wisconsin (MBA), St. Norbert College (BA)



Chad Paris, Senior Vice President and Chief Financial Officer

- Joined Jason in 2014 and has held numerous leadership roles within the Company
- Prior experience as an audit senior manager with Deloitte & Touche LLP
- Chad is a certified public accountant in Wisconsin
- University of Wisconsin (MS & BBA)



Kevin Kuznicki, Senior Vice President, General Counsel & Secretary

- Joined Jason in April 2018
- Prior roles with Polycom, Carrier Access Corporation, Johnson Controls, and Adient, where he most recently served as VP and General Counsel
- Member of the CEB Legal Leadership Council and American Bar Association
- Indiana University (JD & BA)



Keith Walz, Senior Vice President, Industrial

- Joined Jason in 2015, and previously held the position of VP of Corporate Development & Strategy
- Prior experience at Brady Corporation, where he was President of Corporate Development
- DePaul University (MBA), University of Arkansas (BA)



Timm Fields, Senior Vice President, Engineered Components

- Joined Jason in 2017
- Prior experience at Illinois Tool Works, where he most recently served as Vice President and General Manager of the firm's North American Residential Construction Business
- Additional experience at S&S Cycle, and United Conveyor Corporation
- University of Chicago (MBA), Valparaiso University (BA)

4

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Business Update

JASON

- Global market conditions have put additional pressure on operations
  - Virtual standstill seen in China's 92% year-over-year auto decline is weighing on an already receding global automotive market, impacting Osborn's polishing business, our China JV and OEM supply chains
  - Rapid demand reduction and the Saudi / Russia supply war have triggered a freefall in oil pricing, driving producers to slash capital expenditures and defer maintenance, impacting Osborn's heavy-users
  - Milsco is seeing the impact of deferral of discretionary purchases in times of economic uncertainty
- Our 2020 plan assumed stable markets, yet conditions during January and February were weaker than expected
- COVID-19 further exacerbates served markets as evidenced by FCA's decision to shut down all European operations for the next two weeks and the halving of airline flights by most carriers.
- COVID-19 impact remains uncertain, but has already affected attendance and governments may shut down certain manufacturing facilities around the world

5

 Global Cash & Liquidity  U.S. liquidity is sufficient to fund operations in the short term, however anticipated decline in operations due to COVID-19 will likely require use of Net Proceeds to fund operationsGermany (Osborn & Dronco subsidiaries) will require liquidity from revolving lines of credit in near term to fund operations before short working-time (government reimbursement of payroll & social costs) is implemented and to fund severance payments for RIFRemaining non-U.S. operations generally have sufficient cash to fund operations in the short term  LIQUIDITY SUMMARY – AS OF MARCH 17, 2020    COMMENTARY    6

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

U.S. Cash Forecast

Week Ending *($ in thousands)*	Fcst 13-Mar Week 4	Fcst 20-Mar Week 5	Fcst 27-Mar Week 6	Fcst 3-Apr Week 7	Fcst 10-Apr Week 8	Fcst 17-Apr Week 9	Fcst 24-Apr Week 10	Fcst 1-May Week 11	Fcst 8-May Week 12	Fcst 15-May Week 13	Fcst 9 Week Total
Receipts											
Customer Receipts	$ 4,874	$ 5,785	$ 4,319	$ 6,919	$ 5,412	$ 6,919	$ 5,412	$ 2,940	$ 5,687	$ 5,172	$ 48,565
Tooling and Other Receipts	82	82	82	101	21	21	21	21	155	75	576
Total Receipts	**4,956**	**5,868**	**4,401**	**7,019**	**5,432**	**6,939**	**5,432**	**2,961**	**5,842**	**5,247**	**49,141**
Disbursements											
Trade Accounts Payable	3,367	3,341	2,169	4,897	4,000	3,950	3,730	1,874	5,182	4,233	33,375
Medical Payments	283	-	283	-	283	-	283	-	283	-	1,131
Income Taxes	1	1	1	1	1	1	1	1	3	3	11
Restructuring, Severance	82	98	82	148	90	103	67	80	121	80	870
Tooling and Other	-	-	-	98	-	-	-	-	-	-	98
Total A/P Disbursements	**3,733**	**3,440**	**2,535**	**5,144**	**4,373**	**4,053**	**4,081**	**1,955**	**5,590**	**4,316**	**35,485**
Payroll and Benefits	650	1,575	650	1,391	573	1,391	573	1,391	627	1,531	9,700
Total Disbursements	**4,383**	**5,015**	**3,185**	**6,534**	**4,945**	**5,444**	**4,653**	**3,345**	**6,216**	**5,847**	**45,185**
Operating Cash Flow	**573**	**852**	**1,216**	**485**	**487**	**1,496**	**779**	**(385)**	**(374)**	**(600)**	**3,956**
Financing											
Principal Payments	-	-	-	775	-	-	-	-	-	-	775
Interest	-	-	-	6,960	-	-	-	-	-	-	6,960
Bank Fees	-	10	-	-	-	10	-	-	-	-	20
	-	10	-	7,735	-	10	-	-	-	-	7,755
Investing / Other Items											
Capital Expenditures	100	140	100	672	132	172	132	6,812	481	151	8,790
Acquisitions and Other											
Acquisition Price	-	-	-	-	-	-	-	-	-	-	-
Legal and Prof. Fees	125	125	100	-	317	125	-	100	317	-	1,084
Funds To (From) Foreign Operations	-	-	-	-	-	-	-	-	-	-	-
	225	265	200	672	449	297	132	6,912	798	151	9,874
Net Cash Inflow (Outflow)	**349**	**578**	**1,017**	**(7,922)**	**38**	**1,189**	**647**	**(7,296)**	**(1,172)**	**(751)**	**(13,673)**
Beginning Cash Balance	57,401	57,750	58,328	59,345	51,423	51,460	52,649	53,296	46,000	44,828	57,750
Ending Cash Balance	**$ 57,750**	**$ 58,328**	**$ 59,345**	**$ 51,423**	**$ 51,460**	**$ 52,649**	**$ 53,296**	**$ 46,000**	**$ 44,828**	**$ 44,077**	**$ 44,077**

Actual 2/28/2020 Balance Sheet		
Trade A/R		
$	48,798	*Collections timing at-risk*
Trade A/P		*Supplier payments*
$	35,310	*controllable with collections*

Total Payroll, Medical, & Severance Payments	**$ 11,700**
Interest & Principal	**$ 7,735**
Capital Expenditures	**$ 8,790**
Maintenance / Other projects	*2,110*
Facility build-out and consolidation	*6,680*

- Pending customer shutdowns indicate timing of collections will be at risk
- U.S. hourly payroll (~$600k/wk.) will decrease as plants go on furlough providing some upside to forecast, benefit costs will continue
- Capex for facility build-out and consolidation will be deferred past end of April as needed
- Legal and advisor fees will increase from preliminary forecasted amounts once restructuring process commences

7

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Other Potential Sources of Liquidity & Support

JASON™

- Actions underway to maximize and preserve cash via targeted A/P hold, capex and lease payment deferral and use of governmental programs (see below)

- The German Federal Government has adopted a package of measures to help companies cope with the coronavirus crisis through the country's KfW Group
  - KfW's role in this crisis is to facilitate the short-term supply of liquidity to companies through providing private risk insurance (PRI) to German banks issuing loans
  - The PRI covers bank loans up to 80% for operating funds and 90% for capital expenditures
  - German banks are currently expecting additional information on the process for these special programs from KfW in the coming days

- The German government has approved certain extensions and enhancements to the short working time program, which allows companies to reduce or stop employee work schedules and receiving 100% reimbursement for reduced employee compensation (typically 66% of normal pay)

- These enhancements now allow employers to:
  - Increase short working time to a 100% reduction (complete furlough)
  - Keep employees on short working time up to 24 months
  - Receive reimbursements for social costs in addition to wages

- We are notifying the works counsel we will be enacting short working time for significant groups of employees at all three plants in Germany

- Lag between payment obligations to employees and reimbursement to Company TBD, but anticipated to be on a 2-week cycle

8

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Transformation Over Time

JASON

Pre-IPO | **Current Leadership** | **Well-Positioned for Continued Long-Term Growth**

BACKGROUND

- Jason's core companies each previously operated independently with longstanding reputations in the markets they serve
  - **Osborn:** Founded in 1887
  - **Milsco:** Found in 1924
- In 1985, Vince Martin and Mark Train purchased the companies from their employer, Canadian manufacturing conglomerate AMCA, to create Jason
- Long-owned and operated (14 years) by private equity, Jason went public in 2014 through the Quinpario SPAC acquisition



STRATEGY

- Brian Kobylinski named CEO in 2016
- Focused on generating cash, improving operations, upgrading talent, restoring and growing customer relationships, and transforming portfolio

OPERATIONAL IMPROVEMENT INITIATIVES

- Implementing lean manufacturing practices including 80/20, 5s, Kaizen, and value stream mapping
- Right-sizing the business through facility consolidation and exiting unprofitable business
  - Exited and consolidated 10 facilities in last three years
  - Exited Brazil market, smart-meter assembly, and divested European Acoustics business

STRATEGIC PORTFOLIO ACTIONS

- Extensive list of identified opportunities and ongoing dialogue with multiple acquisition targets
- Executing targeted acquisition strategy
  - Acquired and integrating Schaffner Manufacturing Co. to extend product range, gain share, and capture cost synergies
- Divested Janesville and Metalex, reducing exposure to highly cyclical automotive and rail markets

1 NEW PRODUCT DEVELOPMENT

- **Osborn:** Application driven solutions offering greater efficiency/speed and longer life (TufBrush™), innovative tool interface (X-Lock), and technical vertical market solutions (roller technology)
- **Milsco:** Leverage best-in-class design and rapid prototyping capabilities to provide innovative solutions for OEM customers

2 END MARKET EXPANSION

- Well-positioned to leverage world-class engineering and manufacturing capabilities outside of core markets in each business
  - **Osborn:** Vertical market focus, strategic account management, channel partnership with national accounts, technical solutions, integrated marketing activity
  - **Milsco:** Share capture via new platforms, new customers, aftermarket, and ride-share incubator business

3 GEOGRAPHIC EXPANSION

- Ample opportunity to utilize global footprint and brand recognition to further penetrate Asian, European, and African markets

9

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Vision for the Future

JASON

JASON

$25M
2019
Adj. EBITDA[1]

$32M
Steady State
Adj. EBITDA[2]

Significant
Upside
Potential

STRONG BUSINESS FUNDAMENTALS

- Diversity across regions
- Recurring nature of Osborn products
- Embedded growth prospects given platform wins and incubator business

NEW PRODUCT DEVELOPMENT

- Customer-driven product development initiatives
- Multiple opportunities to pursue adjacencies in each business

OPERATIONAL IMPROVEMENTS

- 80/20 initiatives
- Lean manufacturing projects and transformation
- Improved customer scorecards via step-change in quality and delivery performance

M&A

- Established M&A pipeline
- Clear runway to enter new, attractive markets and further diversify

Robust organic and inorganic growth opportunities

osborn

- ✓ Share gain
- ✓ Product development
- ✓ Geographic expansion
- ✓ Lean operations initiatives
- ✓ M&A pipeline

milsco

- ✓ Share gain (six new platforms won)
- ✓ Completed initiatives (facility rationalizations, labor reductions)
- ✓ In-progress initiatives (facility consolidation and build-out, inventory management, operational improvements)

1. For continuing operations; excludes Janesville and Metalex financial performance
2. Does not include any public company corporate cost savings

10

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Jason at a Glance

COMPANY OVERVIEW

- Jason Industries ("Jason", or the "Company") is a global diversified industrial manufacturing company with leading positions in niche markets
- Provides best-in-class finishing and seating products and solutions to customers across a wide range of end markets, industries, and geographies
  - Markets served include: MRO, industrial, heavy fabrication, off-highway equipment, powersports, and transportation
  - Operates through a global network of 23 manufacturing facilities and 10 sales, administrative, and warehouse facilities
- Comprised of two distinct manufacturing businesses with industry leading brands:
  - **Osborn (Finishing):** Global leader in metal preparation, polishing, and finishing, manufacturing and selling broad portfolio of >10,000 SKUs
  - **Milsco (Seating):** Leader in the design and manufacturing of innovative seating solutions for numerous powersport and offroad applications, producing more than 3,000,000 seats annually
- Preferred supplier to blue chip customers with an experienced engineering staff and superior manufacturing capabilities

BY THE NUMBERS[1]

$338mm
2019 Revenue

$25mm
2019 Adj. EBITDA

7%
2019 Adj. EBITDA Margin

2019 REVENUE BY BUSINESS


Osborn
60%
Milsco
40%

2019 REVENUE BY GEOGRAPHY


EMEA
34%
RoW
1%
Americas
65%

1. For continuing operations; excludes Janesville and Metalex financial performance

11

 Business Overview  Leading producer of industrial brushes, polishing buffs and compounds, and abrasives used to prepare, cut, clean, polish, and finish surfaces        Leading seating systems provider that designs and manufacture comfort solutions for heavy equipment, material handling, turf care, and power sports OEMs      2019 Segment Revenue(% of Total)  $201.5mm        $136.4mm      Product Portfolio  Roller Technology  Industrial Brushes  Polishing buffs& compounds  Abrasives  Static seatingsolutions  Suspensionseating solutions  Accessories    Industry Leading Brands with Best-in-Class Product Portfolio    Industrial Reporting Segment  Finishing    Engineered Components Reporting Segment  Seating  12

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Diverse End Markets


Transportation
Heavy Industry
Powersports
Turf Care Equipment
Metal Fabrication
Oil & Gas
General Industrial
Construction
Milsco
Osborn
JASON

Jason provides products and solutions for a broad range of end markets

- Strong end market and customer diversity across the Jason platform
- Entrenched relationships with a blue chip customer base across multiple industries, including:
  - — Leading industrial distributors
  - — Top European DIY chains
  - — Recognized consumer branded OEMs
  - — North America's largest motorcycle manufacturers
  - — World's largest agricultural equipment manufacturer
  - — World's largest material handling equipment manufacturer
- Relationships with top customers average in excess of 25 years

13

 Key Differentiators  14                        Multiple market-leading brands with 100+ year histories – average duration of relationship with top 10 customers exceeds 25 years    Highly collaborative engineering approach in each business line supports deep entrenchment in customer product development process    Worldwide recognition for quality products and solutions driven by in-house manufacturing capabilities and continuous improvement activity and results    Excellent design capabilities and substantial IP enable vertically integrated design-to-build business model    Global footprint with manufacturing facilities strategically located to best serve customers                                          Reputation    Engineering    Quality    Design    Geography

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Strategically-Located Geographic Footprint & Distribution Network


Milwaukee, WI

★ Corporate Headquarters
● Osborn Locations
● Milsco Locations

23
Facilities[1]

~2,200
Employees

20
Core Distribution Partners

~1.6MM
Manufacturing Sq. Ft.

MANUFACTURING FOOTPRINT OVERVIEW

- 23 global facilities[1] with strong brand recognition in local markets in the Americas, Europe, and Asia
- Large global sales team supplemented by an extensive network of channel partners
- Ability to leverage strong, global platform to optimize performance and create customer centric go-to-market strategy

1. Includes joint venture in China

15

 Business Overview: Osborn  Section 1  Business Update & Executive Summary  Section 2  Business OverviewsOsbornMilsco  Section 3  Consolidated Financial Information  Appendix

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Business Snapshot

BUSINESS OVERVIEW

- Leading global manufacturer of industrial brushes, buffs, polishing compounds, cutting & grinding discs, and process rolls
- More than 10,000 customers worldwide, generating ~85% recurring revenue
- Applications include surface preparation & finishing, deburring, metal removal, sealing, shielding, cutting, grinding and polishing
- Manufactures and supplies industrial and maintenance brushes, abrasives, buffs, and finishing compounds to a wide range of end markets
- Also supplies wide face rollers and services for primary metals and process industries
- Benefits from 4 levels of diversification (products/services, geography, customer, and channel) providing the business significant stability over time
- Industry-leading design and testing capabilities combined with a broad product suite of brushes, buffs, abrasives, and compounds provide unmatched customization and selection for customers in nearly every industry

KEY END MARKETS

General Industrial	▪ Abrasives, polishing solutions for all types of materials, brushes, etc. for general industrial purposes
Metal Fabrication	▪ Surface treatment and finishing solutions for steel, stainless steel, aluminum, and copper
Construction	▪ Best-in-class cutting, grinding, binding, beveling, and deburring products for unalloyed and alloyed construction steel
Transportation	▪ Solutions for deburring, finishing, and cleaning in the production of components for automobiles, trucks, motorcycles, off-highway equipment, and farm vehicles
Aerospace	▪ Solutions for surface preparation and finishing of turbine blades, rotors, aircraft skins and other components
Oil & Gas	▪ Manufactures a wide variety of brushes for pipe manufacturing, exploration and drilling, on-site weld cleaning, and pipeline pigging
Commercial Goods	▪ Manufactures polishing solutions for brightwork and consumer goods such as faucets and commercial cookware

INVESTMENT HIGHLIGHTS

Diversified Revenue Mix Across End Markets and Geographies
- Extensive product portfolio serving a broad spectrum of end markets
- Manufacturing, sales, and distribution facilities in 13 countries

Consumable Products Drive Recurring Revenue
- 85% of revenue is recurring in nature
- Products represent small portions of customers' operating budgets

Strong Customer Value Proposition
- Exceptional product quality and engineering capabilities combined with an unwavering commitment to customer service

FINANCIAL SUMMARY

($ in millions)


$191
$197
$200
$208
$201
13%
12%
14%
14%
10%
2015A
2016A
2017A
2018A
2019A
Revenue
Adj. EBITDA Margin %

Note: Historical results displayed on an as-reported basis

17

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Product Overview

JASON

	INDUSTRIAL BRUSHES				POLISHING		ABRASIVES		SPECIALTY SOLUTIONS (LOAD-RUNNERS)
	MAINTENANCE	POWER	WIDE FACE	STRIP / PUNCH	BUFFS	COMPOUNDS	FLAP WHEELS	CUTTING DISCS	
Representative Products									
Market Position	Top 3	Top 3	Top 3	#1	#1	#1	Top 10	Top 10	Top 3
Selected Applications	✓ Surface cleaning ✓ Scrubbing ✓ Washing ✓ Material removal	✓ Weld preparation ✓ Metal deburring ✓ Cylinder honing ✓ Material removal	✓ Material transportation in steel and other process industries ✓ Material de-greasing ✓ Material drying	✓ Guarding, sealing, cleaning and environmental containment	✓ Buffing, polishing and finishing broad array of automotive, industrial, and consumer products		✓ Preparing and finishing edges and surfaces	✓ Cutting metal sheet, pipe, and other material	✓ Transporting heavy loads ✓ Positioning and motion in stadium and process industry

Osborn supplies a broad suite of state-of-the-art finishing products designed to drive end user performance and productivity osborn

18

 Diversified Revenue Mix Across Products, End Markets & Geographies  Osborn serves a diverse base of end users across numerous industrial end marketsKey end markets include welding, heavy fabrication, construction, transportation, process industry, and consumer good manufacturingEmploys a balanced set of sales channels including distribution, direct (OEM), and retail (consumer)High-involvement applications and extensive product diversity promotes end-user intimacy — multiple Osborn products are often used in the same production processes  19  COMMENTARY    Multiple levels of diversification drives long-term stability in the business  2019 REVENUE COMPOSITION    Revenue by End Market1  Revenue by Product  Revenue by Geography  1. Represents management estimates

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Highly Consumable Product Offering Drives Recurring Revenues

CONSUMABLE PRODUCT PORTFOLIO…


Durable
15%
Consumable
85%

…RESULTING IN A STRONG BUSINESS MODEL

- Creates a sustainable business model
- Wear and tear drives frequent replacement and products are priced at relatively low dollar amounts
  - Osborn's products represent small proportions of total cost for its customers
  - Purchased as part of operating expense budget, not capital expenditures
  - Results in higher volume of orders and greater resiliency than for more expensive capital equipment

KEY CONSUMABLE PRODUCT METRICS







Product	Maintenance Brushes	Power Brushes	Advanced Technology Brushes	Buff and Compounds	Abrasives
Consumability	**1 Hour** Average Use	**3-6 Hours** Average Use	**8-24 Hours** Average Use	**6-12 Hours** Average Use	**15-60 Minutes** Average Use
Average Price	**$3 – $6**	**$8 – $25**	**$50 – $1,000**	**$10 – $25**	**$1 – $8**

20

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Schaffner Acquisition Case Study

JASON™

WHERE WE ARE TODAY

- Maintained combined Osborn Americas polishing revenues with minimal attrition
- Increased current flap volume 5x and now producing closer to customers
- $500,000 of cost-down already executed via supplier actions
  - All Schaffner locations on track to be consolidated by 7/1/2020
- Integration continuing with streamlining all products to Osborn branding
  - Strong commercial funnel and enhanced customer intimacy bode well going forward

Schaffner Product Offering


Buffing Compounds


Buffing Wheels


Flap Wheels


Woodworking Wheels


Convolute Wheels

INVESTMENT HIGHLIGHTS

Leading Market Position Post-Acquisition Close
- Flap wheel line extension 5x current volume
- Increased commercial coverage and start of consolidation in a fragmented industry

Meaningful Synergy Opportunity
- ~$2.5 million of annual synergies
- Supply chain bundling / cost-down potential as well as fixed overhead reduction

Attractive Valuation and De-Leveraging Transaction
- 6.5x EBITDA transaction valuation attractive on a standalone basis
- Returns including synergies well above hurdle rates

KEY STATISTICS

$21mm Sales	**$1.8mm** LTM Adj. EBITDA	**$2.5mm** Annual Synergies
$11.5mm Purchase Price	**6.5x** Purchase Multiple	**3.0 – 4.0x** Purchase Multiple Post-Integration

Business performing as advertised; focused on rapid execution to drive synergies

Schaffner osborn 21

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Matchless Acquisition Case Study

JASON

WHERE WE ARE TODAY

- Transaction closed on February 27, 2020
- Asset sale – customer list, equipment, inventory and intellectual property
- $5 million valuation, or approximately 6.5x EBITDA
  - — $8m sales for 2019 with stable revenue over the past three years; 10% EBITDA margin
- Seller to produce product for 60-90 days post close as production transitions to Osborn as part of Transition Service Agreement (TSA)

STRATEGIC RATIONALE

- **A** *Chemical cleaning line extension for Osborn Polishing customers*
- **B** *Further capacity utilization on top of Schaffner production synergies*
- **C** *Cost savings via aggregation and bundled material spend*
- **D** *Increased scale from multiple dimensions (markets, products, customers)*

MATCHLESS Product Offering



Buffs

Compounds





Abrasives

Chemicals



KEY STATISTICS

$8mm 2019 Sales	**$5mm** Valuation	**2,825** SKUs
10% EBITDA Margin	**~6.5x** Purchase Multiple	**1,220** Customers

Core tuck-in acquisition opportunity with significant synergy potential

MATCHLESS osborn 22

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Strong Customer Value Proposition

JASON

- Intimate knowledge of end user needs with key focus on performance and durability
- Products primarily manufactured in U.S. and Germany
- Invested in every stage of the process from design to production to delivery

- Significant technical innovations in product and processes
- Customized solutions across the finishing spectrum
- Broad product portfolio consisting of 10,000 SKUs


Best-in-Class Product Quality
Extensive Product Line Breadth
osborn
Expansive Global Presence
Unmatched Customer Support

- Sources of revenue balanced between North America and EMEA
- Dual manufacturing strategy consisting of core hubs in U.S. and Germany supported by lower-cost operations in Mexico, Romania, and China (JV)

- Specialized and technically knowledgeable engineering support for each customer's applications
- Unmatched capability to provide customers with high quality products, typically shipped in 24 hours (Core-in-24 Program)

osborn 23

     Core-in-24 Overview  Core-in-24TM at a glance    Osborn’s Core-in-24TM is a quick-ship program that drop ships the company’s most popular products to customers in 24 hours or less  Top priority shipping offered on 125+ top selling SKUs across wire brush, maintenance brush, and abrasives categories            24  ™

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Customer Overview & Go to Market Strategy

JASON

COMMENTARY

- Long-term customer relationships stemming from brand heritage and market leadership
  - — Serves more than 10,000 customers globally
- ~20 year average tenure among top customers
- Top 15 customers account for less than 20% of revenue
- Diverse end markets allow for value-based pricing
- Entrenched, tenured relationships driven by Osborn's differentiated value proposition and market leadership

TOP CUSTOMER SUMMARY (FULL YEAR 2019)

($ in millions)	Revenue	% of Total
Top 5 Customers	$16.1	8.0%
Top 10 Customers	26.2	13.0%
Top 15 Customers	32.3	16.0%
Other Customers	169.2	84.0%
Total Revenue	**$201.5**	**100.0%**

GO TO MARKET STRATEGY

- The Company utilizes an internal sales team as well as channel partners to maintain close ties with a global customer base
- **Internal Sales**: Regional sales representatives and end-user specialists build relationships and maintain high touch points with customers through frequent visits and collaboration with design engineers for customized products
- **Channel Partners**: Deep relationships with major distributors, which provides opportunity to consolidate low volume customer orders
- **Technical Solutions**: Direct relationships with leading OEMs to specify finishes osborn
25

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Facility Overview

JASON

120
Countries Served

13
Countries Osborn Operates in

23
Countries With Osborn Sales Offices

1,250
Employees Worldwide


Haan, Germany
Huskvarna, Sweden
Chepstow, U.K.
Burgwald, Germany
Wunsiedel, Germany
Paris, France
Gura Humorului, Romania
Beijing, China
Richmond, IN
Hamilton, OH
Brito-Guimarães, Portugal
Valencia, Spain
Nogales, Mexico
Shanghai, China
Taipei, Taiwan
Mexico City, Mexico
Aurangabad, India
Jiangmen City, China
Singapore
Denotes Core Manufacturing, Sales, And/or Distribution Locations
Denotes Sales and/or Distribution Sites

CORE FACILITY DETAIL

Locations	Richmond, Indiana	Hamilton, Ohio	Mexico City, Mexico	Nogales, Mexico	Brito-Guimarães, Portugal	Burgwald, Germany	Wunsiedel, Germany	Haan, Germany	Gura Humorului, Romania	Aurangabad, India	Jiangmen, China (JV)	Shanghai, China (JV)	Taipei, Taiwan (JV)
Products/ Function	✓ Brush ✓ Roller tech ✓ Strip brushes ✓ LoadRunners ✓ Polishing buffs ✓ Distribution	✓ Polishing compounds	✓ Polishing buffs & compounds ✓ Abrasive flap wheels	✓ Brush ✓ Polishing buffs	✓ Polishing buffs ✓ Non-woven abrasives	✓ Brush ✓ Roller technology ✓ Distribution	✓ Abrasive cutting and grinding discs ✓ Distribution	✓ Polishing compounds	✓ Brush ✓ Abrasive flap discs	✓ Brush ✓ Strip brushes ✓ Polishing buffs & compounds	✓ Polishing buffs & compounds	✓ Sales ✓ Polishing buffs & compounds	✓ Polishing buffs & compounds

osborn

26

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Key Industry Indicators

JASON

OSBORN US SALES (YOY CHANGE %) VS. US PMI


US PMI
US Sales (YoY Change %)
58
56
54
52
50
48
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

OSBORN EU SALES (YOY CHANGE %) VS. EU PMI


EU PMI
EU Sales (YoY Change %)
61
57
53
49
45
22.5%
15.0%
7.5%
0.0%
-7.5%
-15.0%
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019

Source: FRED, BCC Research

COMMENTARY

- Despite a relatively challenging manufacturing environment throughout the U.S. and Europe driven by slowing growth and tariff pressures, Osborn has consistently outperformed key indicators
  - While generally tied to global industrial production, Osborn's revenue streams span a wide variety of end markets, mitigating risk of downturns in any specific sectors
- The worldwide market for abrasives is projected to reach ~$52 billion by 2022, growing at a 5.5% CAGR
  - The market is highly fragmented, with no single company holding more than a 5% share
  - Opportunity for growth in emerging regions such as Asia and Africa osborn

27

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Financial Summary

JASON

COMMENTARY

- Steady historical revenue growth primarily driven by strength in industrial end markets and recurring nature of consumables product portfolio
- Growth partially offset by exit of unprofitable customers and products and the wind down of the Osborn's Brazil facility
- Increasing volumes and operating leverage drove margins slightly higher in 2017 and 2018
- Strong free cash flow conversion driven by capex light business model
- 2019 sales impacted by volume shortfalls in brush, polishing, bonded abrasives, roller technology, and load runner products, as well as market pricing pressure
- Chinese industrial slowdown in 2019 resulted in $1 million EBITDA decline from joint venture

REVENUE

($ in millions)


CAGR: 1.3%
$191
$197
$200
$208
$201
$216
2015A
2016A
2017A
2018A
2019A
Steady State

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$26
$24
$28
$29
$21
$29
13%
12%
14%
14%
10%
13%
2015A
2016A
2017A
2018A
2019A
Steady State

FCF & CONVERSION[2] (%)

($ in millions)


$21
$18
$22
$25
$14
$21
81%
76%
81%
85%
68%
75%
2015A
2016A
2017A
2018A
2019A
Steady State

- Growth to steady state driven by share gain initiatives, focus on vertical markets and increased pricing combined with European and U.S. end markets returning to growth in 2H20
- Further EBITDA margin expansion driven by Schaffner facility consolidation and streamlined back office and shared services in Europe 2H20
- Capital expenditures assumed at 3% of sales, focused on facility consolidation and automation activities in addition to standard maintenance. Investment paybacks are typically two years or less

Note: Historical results displayed on an as-reported basis
1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA osborn

28

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Osborn Revenue Bridge

REVENUE BRIDGE – 2018A TO 2019A

($ in millions)


$207.6
$14.4
($16.9)
($3.6)
$201.5
$5.5
$207.0
A
B
C
A
2018A
Schaffner Acquisition
Volume
Currency / All Other
2019A
Full Year Schaffner Impact
PF 2019A

COMMENTARY

- **A** Completed acquisition of Schaffner, a North American manufacturer of high-quality polishing and finish products on April 1, 2019; pro forma Q1-19 revenue contribution of $5.5 million
- **B** Volume declines resulting from contracting industrial demand in Europe, including export sales to China, and weakening demand in the Americas. Market share position maintained across the business, with select share gains in roller technology and U.S. power brush regional distributors.
- **C** Negative currency impact driven by a weaker Euro versus 2018

Note: Historical results displayed on an as-reported basis

29

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Osborn EBITDA Bridge

EBITDA BRIDGE – 2018A TO 2019A

($ in millions)


$29.0
$1.2
($8.7)
$1.9
($3.3)
$1.3
$0.4
($0.4)
($0.7)
$20.8
$0.5
$21.2
A
B
C
D
2018A
Schaffner Acquisition
Volume
Currency / Mix / Other
Input Costs
Headcount Changes / Countermeasures
AIP / Other Bonus
Healthcare / WC
China JV Income
2019A
Full Year Schaffner Impact
PF 2019A

COMMENTARY

- **A** Decremental EBITDA flow through in line with expectations with sales decline and loss of absorption of fixed costs
- **B** Reduced headcount including direct and indirect labor, sales and marketing, customer service, and discretionary spend in response to lower volumes
- **C** Management annual incentive plan achievement resulted in zero bonus payouts in 2019, with limited retention arrangements implemented to retain key managers
- **D** Lower income from Chinese joint venture due to weak automotive and industrial demand

Note: Historical results displayed on an as-reported basis

30

 Business Overview: Milsco  Section 1  Business Update & Executive Summary  Section 2  Business OverviewsOsbornMilsco  Section 3  Consolidated Financial Information  Appendix

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Business Snapshot

JASON

BUSINESS OVERVIEW

- Leading seating systems provider for niche applications
- Offers industrial design and rapid prototyping capabilities
- Serves an array of blue chip customers, including John Deere, Toyota, MTD, CNH, and Harley-Davidson
- Produces more than three million seats annually
- 8 distributors for aftermarket availability across the United States and Europe
- Founded in 1924

2019 REVENUE COMPOSITION


Revenue by Product
Turf Equipment 35%
Construction & Agriculture 26%
Motorcycle OEM 14%
Motorcycle Aftermarket 10%
Lifts 10%
Utility Vehicles 5%


Revenue by Geography
RoW 5%
US 95%

INVESTMENT HIGHLIGHTS

Leading Market Position Across Seating Types
- Milsco's unparalleled capabilities in Foam-in-Place, Cut & Sew, and a comprehensive range of seating types are delivered through world-class, well-recognized global OEMs

Entrenched Relationships with Blue Chip Customers
- OEMs leverage Milsco's industry leading experience and expertise to develop large-scale platform seating projects for multigenerational product lines

Advanced Industrial Design Capabilities
- Milsco can design, develop, and deliver innovative, customized seating solutions to its customers within a 30 day timeline

FINANCIAL SUMMARY

($ in millions)


Motorcycle production has experienced a decline over the past several years
$177
$161
$159
$160
$136
11%
10%
10%
12%
11%
2015A
2016A
2017A
2018A
2019A
Revenue
Adj. EBITDA Margin %

milsco

32

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Product Overview

	TURF CARE	HEAVY INDUSTRIES	POWER SPORTS	MOTORCYCLE
Representative Products				
Competitive Advantages	✓ Integration with customer design team creates high switching costs ✓ Product line breadth	✓ Innovative styling ✓ Unrivaled speed to market ✓ Brand recognition	✓ Engineering and design expertise ✓ Bench seat cushion capability	✓ Product quality and differentiated design ✓ End-user intimacy

33

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Leading Market Position Across Seating Types

JASON

COMMENTARY

- Leading manufacturer of static and suspension seating solutions and accessories in niche markets
- Provides value through innovative designs, application knowledge, advanced engineering, and rapid prototyping capabilities
- Works collaboratively with customers to develop customized solutions
- Top 3 seat provider across various markets
  - — Dominant player in the motorcycle and turf market for 85+ years
  - — Gaining market share across heavy industries and commercial turf care markets

GO TO MARKET STRATEGY

- Utilizes a team of internal sales representatives to establish relationships with key decision makers
- Leverage advanced development capabilities to engage OEMs early in the design phrase
- Generate sales through formal requests for quotations (RFQs)
- Long-term contract agreements with customers on newly awarded platforms
  - — Sole-source provider for life of the product
  - — Product life cycle can last up towards of 15 years on certain platforms
- 80%+ incumbency win rate for next generation products

2019 REVENUE COMPOSITION

Markets / Equipment Type


Other
Powers ports
5%
Motorcycle
24%
Turf Care &
Agriculture
34%
Heavy
Equipment
37%
$136M

OE vs. Aftermarket


Aftermarket
13%
OE
87%
$136M

milsco

34

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Deeply Entrenched Relationships with Blue Chip Customers

JASON

UNMATCHED DESIGN EXCELLENCE FUELS GROWTH

- Deeply integrated in customer product development process
  - Proactive approach to delivering customized products promotes new platform wins
- Known amongst customers for ability to provide solutions across the seating portfolio (e.g. riding mowers all the way up to heavy duty tractors)
- The only U.S. based industry participant that can provide all types seating solutions from cost-effective foam in place seating to high end cut and sew suspension solutions

Select Recent Platform Wins

CUSTOMER	MARKET	SEATING TYPE	START OF PRODUCTION	ANTICIPATED REVENUE
Customer Win 1	Turf care / ZTR	Cut and sew	Oct-2019	$1.5mm
Customer Win 2	Construction	Cut and sew	Nov-2019	$1.6mm
Customer Win 3	Turf care	Cut and sew	Jun-2019	$0.4mm
Customer Win 4	Turf care / ZTR	Cut and sew	Feb-2020	$1.1mm
Customer Win 5	Powersports	Cut and sew	Oct-2020	$0.5mm
Customer Win 6	Motorcycle	Cut and sew	Late 2021	$2.5mm

TOP CUSTOMER SUMMARY (FULL YEAR 2019)

	Revenue (2019)	
($ in millions)	$	%
Top 10 Customers	102.4	75.1%
Other Customers	34.0	24.9%
Total Revenue	**$136.4**	**100.0%**

RECENT CUSTOMER ACCOLADES

CAT — Platinum SQEP Achievement

Mahindra — Innovative Thinking Award

milsco 35

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Advanced Design Capabilities Drive Enhanced Value Proposition

JASON



DISCOVER

- Milsco's in-house team of industrial designers, program managers, and engineers works directly with end-users and OEM product development teams to:
  - — Understand the brand DNA
  - — Define goals + objectives + milestones
  - — Leverage prior product development processes



DESIGN

- World-class industrial design team collaborates directly with mechanical engineering team to produce creative yet realistic product designs
- Iterative process of sketching and modeling while maintaining customer brand DNA and objectives
- All designs are reviewed and approved internally by engineering leadership and externally by OEM project engineers



DEVELOP

- Milsco's team utilizes the latest CAD software and rapid prototyping tools to bring products to life
- Engineering team works as an extension of the OEM's by providing full designs and modeling support
- Through development, Milsco integrates with the OEM's validation process prior to production



DELIVER

- Upon full product approval, Milsco fulfills to the OEM's initial stocking requirements
- Milsco works closely with the customer to identify cost reduction opportunities without sacrificing quality throughout the lifecycle of the platform

Industry leading product design and development intelligence to provide world-class, fully custom, category-defining solutions in rapid time milsco 36

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Facility Overview

JASON

22
Countries Served

4
Countries Milsco Operates in

750
Employees Worldwide


Birmingham, U.K.
Redgranite, WI, U.S.
Jackson, MI, U.S.
Thomson, GA, U.S.
Dothan, AL, U.S.
Yucutan, Mexico
Aurangabad, India
Denotes Core Location

CORE FACILITY DETAIL

Location	Redgranite, WI	Jackson, MI	Thomson, GA	Dothan, AL	Yucatan, Mexico
Function	✓ Manufacturing / warehouse	✓ Manufacturing / warehouse	✓ Manufacturing	✓ Warehouse	✓ Manufacturing

Note: Birmingham, U.K. manufacturing facility is operated by a third party under contractual agreement; Aurangabad, India manufacturing facility is shared with Osborn milsco 37

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

New Product Development & Market Penetration

JASON

TARGET MARKET	OPPORTUNITY IMMEDIACY	EST. ADDRESSABLE MARKET SIZE	ILLUSTRATIVE PLATFORMS / PRODUCTS	RATIONALE
Commercial Turf Care				✓ Capitalize on existing longstanding relationships with key OEMs ✓ Milsco positioned as a "one stop shop" for turf care seating
Aftermarket				✓ Diversify channels to reduce cyclicality ✓ Leverage strong reputation to provide branded seat replacement ✓ Gain access to platforms where Milsco is not currently the OEM seating supplier
Construction				✓ Adjacent to currently served heavy industries and material handling end markets ✓ Trend towards feature-rich, technology enabled seating
Autonomous Ride Sharing				✓ Opportunity to be spec'd in to newly developed platforms ✓ Nascent space with plenty of growth potential and opportunity milsco 38

 Key Industry Indicators  Source: Equity research, OPEI, IBISWorld  In recent years, Milsco has faced challenging environments in its key end markets, including motorcycles, residential turf care, and heavy industry equipmentMilsco has been able to mitigate declining OEM sales by increasing its exposure to growing market segments such as commercial turf care and residential zero turn radius vehiclesNew designs and platform development increasing revenue vitality (20% of current revenue generated by launches in the last 2 years)Additionally, the Company has undergone a meaningful effort to diversify through aftermarket sales, which now account for 4% of total Jason revenues and have grown tenfold in the last three years  39  GLOBAL TURF CARE UNIT SHIPMENTS (000s)    COMMENTARY    U.S. HEAVYWEIGHT MOTORCYCLE UNIT SALES (000s)    CONSTRUCTION & EARTHMOVING EQUIPMENT SALES ($MM)

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Financial Summary

COMMENTARY

- Revenue impacted in the historical period by softness in both the motorcycle and the power sports end markets
- These end market declines are partially offset by increased volumes in construction and agriculture end markets, as well as improved pricing
- Capital expenditure needs having been light, driving strong Free Cash Flow conversion
- Impact of wins now outpacing the lapsing of platform losses with 2021 and forward seeing the expected wins exceed losses due to current funnel of opportunities and recent success in awarded new business
- Lower 2019 sales driven by continued softness in motorcycles, lower volumes in heavy industry as customers pulled back on orders, a weak turf care season, and a delay in price increases
- Slightly lower 2019 EBITDA and margin driven by operational inefficiencies as a result of lower volumes, lower than anticipated steel price reductions and customer delays in approving a facility move

REVENUE

($ in millions)


CAGR: (6.3%)
$177
$161
$159
$160
$136
$137
2015A
2016A
2017A
2018A
2019A
Steady State

FCF & CONVERSION[2] (%)

($ in millions)


$16
$12
$14
$17
$13
$12
81%
75%
83%
84%
84%
73%
2015A
2016A
2017A
2018A
2019A
Steady State

ADJ. EBITDA AND MARGIN[1] (%)

($ in millions)


$20
$16
$16
$20
$15
$17
11%
10%
10%
12%
11%
12%
2015A
2016A
2017A
2018A
2019A
Steady State

- Steady state projections include expected continued success in winning new platforms in both commercial Turf Care and Heavy Industries construction and material handling markets with an expected Caterpillar award in 2021 being the most significant
- Continued wage inflation at current 2.5-3% level is assumed throughout the period with a flat material inflation reflected
- Cash flow is significantly impacted in both 2020 and 2021 with the capital expenditures associated with strategic projects and returns to normal historical levels thereafter

Notes: Historical results on an as-reported basis
1. Unburdened by corporate costs
2. Free cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA

40

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Milsco Revenue Bridge

JASON

REVENUE BRIDGE – 2018A TO 2019A

($ in millions)


$160.3
($5.1)
($12.3)
($10.6)
$4.1
$136.4
Volume
A
B
C
2018A
Turf Care
Heavy Industry
Power Sports
Currency / All Other
2019A

COMMENTARY

- **A** Decline the result of a weak turf care season attributed to weather and a general pull back in product demand
- **B** Lower volumes the result of order pull backs as OEMs destocked while responding to end market demand changes
- **C** Continued market demand declines in the heavy motorcycle market coupled with end market share loss by OEM

Notes: Historical results on an as-reported basis

milsco 41

 EBITDA BRIDGE – 2018A TO 2019A    Milsco EBITDA Bridge  ($ in millions)  42  Direct impact of the customer pull backs related to customer inventory destocking along with weak turf care season and continued weakness in the heavy motorcycle marketIn an effort to mitigate the inefficiencies associated with lower volume, cost reduction actions were implemented including headcount reductions, elimination of open positions and reduced discretionary spending including travel, marketing and MRO  B  COMMENTARY    A  A  B    Volume  Notes: Historical results on an as-reported basis

 Consolidated Financial Information  Section 1  Business Update & Executive Summary  Section 2  Business OverviewsOsbornMilsco  Section 3  Consolidated Financial Information  Appendix

 ($ in millions)  ($ in millions)  ($ in millions)  ($ in millions)  Notes: For continuing operations; excludes Janesville and Metalex financial performance; historical results on an as-reported basisFree cash flow defined as Adj. EBITDA – capex. FCF conversion calculated as (Adj. EBITDA – capex) / Adj. EBITDA  44  REVENUE    ADJ. GROSS PROFIT AND MARGIN (%)    ADJ. EBITDA AND MARGIN (%)    FCF & CONVERSION1 (%)    Financial Summary    CAGR: (2.1%)

 Historical & Projected P&L  Notes: For continuing operations; excludes Janesville and Metalex financial performance; historical results on an as-reported basisIncludes Corporate level capital expendituresDefined as EBITDA – capex.  45

PRIVATE & CONFIDENTIAL
SUBJECT TO NON-DISCLOSURE AGREEMENT

Capital Expenditures

JASON

CAPEX SUMMARY – 2015A TO 2020P

($ in millions)


Osborn
Milsco
Milsco (Optional)
Corporate
$8.9
$3.8
$5.0
2015A
$11.1
$4.1
$5.8
2016A
$8.4
$2.8
$5.2
2017A
$8.4
$3.2
$4.4
2018A
$9.6
$2.4
$6.6
2019A
$22.6
$10.5
$4.5
$7.2
2020P

CAPEX BY QUARTER

($ in millions)	2018A Q1	2018A Q2	2018A Q3	2018A Q4	2018A Total	2019A Q1	2019A Q2	2019A Q3	2019A Q4	2019A Total
Osborn Capex	$1.3	$1.3	$1.0	$0.8	**$4.4**	$1.6	$1.9	$0.8	$2.4	**$6.6**
% of Osborn Revenue	*2.4%*	*2.3%*	*2.0%*	*1.7%*	***2.1%***	*3.2%*	*3.4%*	*1.7%*	*5.0%*	***3.3%***
Milsco Capex	$0.5	$0.5	$0.7	$1.5	**$3.2**	$0.9	$0.4	$0.7	$0.5	**$2.4**
% of Milsco Revenue	*1.1%*	*1.2%*	*2.1%*	*4.4%*	***2.0%***	*2.0%*	*1.0%*	*2.7%*	*1.7%*	***1.8%***
Corporate	$0.0	$0.1	$0.0	$0.7	**$0.8**	$0.0	$0.0	$0.3	$0.2	**$0.5**
Total Capex	**$1.9**	**$1.8**	**$1.8**	**$3.0**	**$8.4**	**$2.4**	**$2.2**	**$1.9**	**$3.0**	**$9.6**
% of Total Revenue	***1.8%***	***1.8%***	***2.1%***	***3.7%***	***2.3%***	***2.6%***	***2.4%***	***2.4%***	***4.0%***	***2.8%***

Notes: Historical results on an as-reported basis

COMMENTARY

- Key projects center on footprint optimization that deliver cost savings and optimize capacity (2020 spend):
  - Milsco: $10.5mm of capex in 2020 for facility build-out and equipment to be deferred as needed
  - Osborn: $1.5mm of Schaffner Facility Consolidation
- All projects evaluated based on strategic rationale, risk management, and financial payback period, typically less than two years
- Capital spend averages 2.0 – 2.5% of sales in years without significant facility consolidations or footprint changes

46

Tax Attributes  47  At December 31, 2019, the Company had U.S. federal and state net operating loss carryforwards of approximately $12mm and $110mm, respectively, which expire at various dates through 2037At December 31, 2019, the Company had foreign net operating loss carryforwards of approximately $15mm, the majority of which are available for an indefinite periodAt December 31, 2019, the Company had disallowed interest carryforwards of ~$56mm  Osborn  $121 million  Milsco  $31 million  NOLS AND CARRYFORWARDS    TAX BASIS OF BUSINESSES1    Source: Management1. As of December 31, 2019

 Appendix  Section 1  Business Update & Executive Summary  Section 2  Business OverviewsOsbornMilsco  Section 3  Consolidated Financial Information  Appendix

 Osborn Financial Results – As Reported vs. Constant Currency  1. All historical periods are shown in constant currency at 2020 plan rates  49